                                                                  Exhibit (e)(2)

[LOGO AIG(R)]                                         Life Insurance Application
American General                                                          Part B

[ ]  American General Life Insurance Company, Houston, TX
[ ]  The United States Life Insurance Company in the City of New York, New York,
     NY
[ ]  AIG Life Insurance Company, Wilmington, DE
Member companies of American International Group, Inc.

The insurance company checked above ("Company") is responsible for the obligation and payment of benefits under any policy that it may issue. No other company is responsible for such obligations or payments.

                              Personal Information

1.   Proposed Insured (Complete separate Part B for each Proposed Insured)

     Name                    Date of Birth           Social Security #
          ------------------               ---------                   ---------

                                 Medical History

(Instructions: Please answer ALL medical history questions. Do not leave any questions blank.)

2.   Physician Information

     Name, address and phone number of the Proposed Insured's personal physician(s). (If no personal physician, provide name, address and phone number of doctor last seen.)

     Name                                               Phone (    )
          ---------------------------------------------       ------------------
     Address                                  City, State
             --------------------------------             ----------------------
     ZIP                            Date, reason, findings and treatment at last
         --------------------------
     visit
          ----------------------------------------------------------------------

3.   Build

     A.   Admitted Height and Weight           ft.           in.             lbs
          (Examiners: Also record measured height and weight on Exam page 1.)

     B. Has the Proposed Insured had any weight change in excess of 10 lbs. in the past year? [ ]yes [ ]no If yes, complete the following:
          Loss            lbs. Gain                lbs. Reason

4.   Family History

    Age if       Age at                            History of
    Living        Death   Cause of Death         Heart Disease?                     History of Cancer?
Father                                     [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                        Age of Onset                Age of Onset

Mother                                     [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                        Age of Onset                Age of Onset

Brother                                    [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                         Age of Onset                Age of Onset

Brother                                    [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                         Age of Onset                Age of Onset

Sister                                     [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                        Age of Onset                Age of Onset

Sister                                     [ ]No [ ]Yes                [ ]No [ ]Yes                Type
       -------   ------   --------------                ------------                --------------      ----------
                                                        Age of Onset                Age of Onset

AGLC100566-2006                    Page 1 of 4

5.   Personal Health History

     A. Has the Proposed Insured ever been diagnosed as having, been treated for, or consulted a licensed health care provider for:

          1) heart disease, heart attack, chest pain, irregular heartbeat, heart murmur, high cholesterol, high blood pressure or other
               disorder of the heart?                               [ ]yes [ ]no

          2)   a blood clot, aneurysm, stroke, or other disease, disorder or
               blockage of the arteries or veins?                   [ ]yes [ ]no

          3)   cancer, tumors, masses, cysts or other such abnormalities?
                                                                    [ ]yes [ ]no

          4)   diabetes, a disorder of the thyroid or other glands or a disorder
               of the immune system, blood or lymphatic system?     [ ]yes [ ]no

          5)   colitis, hepatitis or a disorder of the esophagus, stomach,
               liver, pancreas, gall bladder or intestine?          [ ]yes [ ]no

          6)   a disorder of the kidneys, bladder, prostate or reproductive
               organs or sugar or protein in the urine?             [ ]yes [ ]no

          7)   asthma, bronchitis, emphysema, sleep apnea or other breathing or
               lung disorder?                                       [ ]yes [ ]no

          8) seizures, a disorder of the brain or spinal cord or other nervous system abnormality, including a mental or nervous disorder?
                                                                    [ ]yes [ ]no

          9)   arthritis, muscle disorders, connective tissue disease or other
               bone or joint disorders?                             [ ]yes [ ]no
               (If yes, list condition and provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.) Details
                       ---------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

               -----------------------------------------------------------------

     B.   Is the Proposed Insured currently taking any medication, treatment or
          therapy or under medical observation?                     [ ]yes [ ]no

          (If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     C. Has the Proposed Insured in the past three years had but NOT sought treatment for:

          1)   fainting spells, nervous disorder, headaches, convulsions or
               paralysis?                                           [ ]yes [ ]no

          2)   any pain or discomfort in the chest or shortness of breath?
                                                                    [ ]yes [ ]no

          3)   disorders of the stomach, intestines or rectum, or blood in the
               urine?                                               [ ]yes [ ]no

          (If yes, list condition such as: date of first occurence; symptoms; and how treated.)
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     D.   Has the Proposed Insured ever:

          1) sought or received advice, counseling or treatment by a medical professional for the use of alcohol or drugs, including
               prescription drugs?                                  [ ]yes [ ]no

          2) used cocaine, marijuana, heroin, controlled substances or any other drug, except as legally prescribed by a physician?
                                                                    [ ]yes [ ]no

          (If yes answered to D1 or D2, please provide details below.)

Type of drug(s)/alcohol product(s)
                                   ---------------------------------------------
Date last used                Name(s) of doctor/facility
               --------------                            -----------------------
Phone (    )                          Address
     --------------------------------         ----------------------------------
City, State                                ZIP                         Treatment
            ------------------------------     -----------------------
Dates                                                                    Support
      ------------------------------------------------------------------
group(s)                                                               Last date
         -------------------------------------------------------------
attended                          Details of any drug or alcohol related arrests
         ------------------------

--------------------------------------------------------------------------------

AGLC100566-2006                    Page 2 of 4

     E. Has the Proposed Insured ever been diagnosed as having or been treated by any member of the medical profession for AIDS Related Complex (ARC)
          or Acquired Immune Deficiency Syndrome (AIDS)?            [ ]yes [ ]no
          (If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     F.   Other than previously stated, in the past 10 years, has the Proposed
          Insured:
          1)   been hospitalized, consulted a health care provider or had any
               illness, injury or surgery?                          [ ]yes [ ]no
          (If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          2)   been advised to have any diagnostic test, hospitalization or
               treatment that was NOT completed?                    [ ]yes [ ]no
          (If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; recommended tests, medications or treatment.)
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          3) received or claimed disability or hospital indemnity benefits or a pension for any injury, sickness, disability or impaired
               condition?                                           [ ]yes [ ]no
          (If yes, list condition and provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
          Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     G. Does the Proposed Insured have any symptoms or knowledge of any other condition that is NOT disclosed above? [ ]yes [ ]no
          (If yes, provide details such as: date of first diagnosis; name, address, and phone number of doctor; tests performed; test results; medications or recommended treatment.)
          Details
          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

AGLC100566-2006                    Page 3 of 4

                            Agreement and Signatures

I, the Proposed Insured signing below, agree that I have read the statements contained in this application and any attachments or they have been read to me. They are true and complete to the best of my knowledge and belief. I understand that this application: (1) will consist of Part A, Part B, and if applicable, related attachments including supplement(s) and addendum(s); and (2) shall be the basis for any policy and any rider(s) issued. I understand that any misrepresentation contained in this application and relied on by the Company may be used to reduce or deny a claim or void the policy if: (1) such misrepresentation materially affects the acceptance of the risk; and (2) the policy is within its contestable period.

Except as may be provided in any Limited Temporary Life Insurance Agreement, I understand and agree that even if I paid a premium no insurance will be in effect under this application, or under any new policy or any rider(s) issued by the Company, unless or until all three of the following conditions are met: (1) the policy has been delivered and accepted; and (2) the full first modal premium for the issued policy has been paid; and (3) there has been no change in the health of the Proposed Insured(s) that would change the answers to any questions in the application before items (1) and (2) in this paragraph have occurred. I understand and agree that if all three conditions above are not met: (1) no insurance will begin in effect; and (2) the Company's liability will be limited to a refund of any premiums paid, regardless of whether loss occurs before premiums are refunded.

I understand and agree that no agent is authorized to: accept risks or pass upon insurability; make or modify contracts; or waive any of the Company's rights or requirements.

I have received a copy or have been read the Notices to the Proposed Insured(s).

Fraud

Any person who, with intent to defraud or facilitate a fraud against an insurer, submits an application or files a claim containing a false or deceptive statement may be guilty of insurance fraud.

SIGNATURE OF PROPOSED INSURED

Signed at (city, state)                                 On (date)
                        -------------------------------           --------------
X
  ------------------------------------------------------------------------------
  Proposed Insured (If under age 15, signature of parent or guardian)

SIGNATURE(S) OF INTERVIEWER(S) - TO BE SIGNED BY ALL INTERVIEWERS, AS APPLICABLE

I certify that the information supplied by the Proposed Insured has been truthfully and accurately recorded on the Part B application.

If Agent recorded information


---------------------------------   -------------------------------   ----------
Writing Agent Name (Please print)   Writing Agent #                   Date


X                           X
  -----------------------     --------------------------------------------------

  Writing Agent Signature     Countersigned (Licensed resident agent if state
                              required)

If Tele-interviewer recorded information


---------------------------   ----------------------------   -------------------
Name (Please print)           Company                        Date
  If Paramedical Examiner/Medical Doctor recorded information

Examiner's Address                             Paramed: Use company stamp below.
                   ---------------------------
Examiner's Phone #
                   ---------------------------------------------
Examiner's Name (    )
                ------------------------------------------------
Examiner's Signature

X                                              Date
  --------------------------------------------      ------------------

AGLC100566-2006                    Page 4 of 4

                              Physical Measurements

1.   Proposed Insured

     A.   Name
               -----------------------------------------------------------------

     B.   Build: Measured Height (in shoes)        ft.            in. Weight
                                            ------     ----------
          (clothed)           lbs (Please weigh insured.)
                    ----------

     C. Are you currently taking Blood Pressure Medication(s)? [ ]yes [ ]no Medication(s)
                        --------------------------------------------------------

          ----------------------------------------------------------------------

          Blood Pressure (Record all readings.) If blood pressure exceeds 140/90, repeat reading at end of examination.*

                          1st Reading   2nd Reading   3rd Reading   *Repeat Reading
                          -----------   -----------   -----------   ---------------
Systolic BP
Diastolic 5th Phase BP
Pulse Rate
Irregularities Per Min.

     D.   Did you weigh Proposed Insured?                           [ ]yes [ ]no

     E.   Have any of the following been completed in conjunction with this exam?
          [ ]Blood   [ ]Urine   [ ]EKG   [ ]Stress Test   [ ]Chest x-ray

     F.   Is appearance unhealthy or older than stated age?         [ ]yes [ ]no

     G.   Do you have any pertinent information not disclosed previously?
                                                                    [ ]yes [ ]no
          (Details of yes answers to questions F and G)

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

     H. Are you related to the Proposed Insured by blood or marriage or do you have any business or professional relationship with the Proposed Insured? (If yes, explain.) [ ]yes [ ]no

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------
                       Report By Examining Medical Doctor

Instructions to doctor:

To be completed in private by doctor only. Examination of heart and lungs must be with stethoscope against bare skin.

     1)   Heart
          a. Is there any cyanosis, edema, or evidence of peripheral vascular disease, arteriosclerosis or other cardiovascular disorder?
                                                                    [ ]yes [ ]no
               ----------------------------------------------------
          b.   Is heart enlarged? (If yes, describe.)               [ ]yes [ ]no
                                                      -------------
          c.   Is murmur present? (If yes, complete 2d.)            [ ]yes [ ]no
                                                         ----------
          d.   Before exercise, murmur is:
               [ ]Constant Transmitted to where?
                                                 -------------------------------
               [ ]Inconstant Localized at: [ ]Apex [ ]Base [ ]Elsewhere
               [ ]Systolic (Give details.)
                                          --------------------------------------
               [ ]Diastolic Murmur grade: (Please circle) 1/6 2/6 3/6 4/6 5/6 6/6 After valsalva, murmur is:
                 [ ]Unchanged [ ]Decreased [ ]Increased [ ]Absent

          Your impression
                          ------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

AGLC100566-2006                                                      Exam page 1

     2)   Has this examination revealed any abnormality of the following:
          (Provide details to yes answers below.)
          a) Eyes, ears, nose, mouth and throat? (If vision or hearing is markedly impaired, indicate degree and correction.) [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          b)   Endocrine system (including thyroid)?                [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          c)   Nervous system (including reflexes, gait, paralysis)?
                                                                    [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          d)   Respiratory system?                                  [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          e)   Abdomen (including scars)?                           [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          f)   Genito-urinary system?                               [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          g)   Skin (including scars), lymph nodes, blood vessels (including
               varicose veins)?                                     [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

          h)   Musculoskeletal system (including spine, joints, amputations,
               deformities)?                                        [ ]yes [ ]no
          Details
                 ---------------------------------------------------------------

          ----------------------------------------------------------------------

          ----------------------------------------------------------------------

                                    Signature

Paramedical Examiner/Medical Doctor Signature

I certify that this exam was conducted the              day of                 ,
                                           ------------        ---------------
 20         , at          [ ]am [ ]pm

     Location of Exam                         Paramed: Use company stamp below.
                      -----------------------

     Examiner's Address
                        --------------------------------------------------

     Examiner's Phone # (       )
                        --------------------------------------------------

     Examiner's Name
                     -----------------------------------------------------

     Examiner's Signature X
                            ----------------------------------------------

     (Agent should inform Paramedical Examiner/Medical Doctor of proper location to send form upon completion.)

AGLC100566-2006                                                      Exam page 2